                                                                 Exhibit 24

                                POWER OF ATTORNEY

      The undersigned hereby  constitutes and appoints David S. Bonsal,  John L.
Settles  and  Christopher  D.  Greek,  and each of them with  full  power to act without  the  others,  with full power of  substitution,  as the true and lawful attorneys-in-fact  and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Annual
Report on Form 10-KSB of Universal Money Centers, Inc. for its fiscal year ended
January 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto,  and any and all other documents in connection  therewith,
with   the   Securities   and   Exchange   Commission,    granting   unto   said
attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as the  undersigned  might or could do in person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents or any of them or their  substitute or  substitutes  may lawfully do or cause to be done by virtue hereof.

Dated:  March 23, 2001

                                    /s/ David S. Bonsal
                                    --------------------------------------------
                                    David S. Bonsal
                                    Chairman of the Board,
                                    Chief Executive Officer and
                                    Director

                                POWER OF ATTORNEY

      The undersigned hereby  constitutes and appoints David S. Bonsal,  John L.
Settles  and  Christopher  D.  Greek,  and each of them with  full  power to act without  the  others,  with full power of  substitution,  as the true and lawful attorneys-in-fact  and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Annual
Report on Form 10-KSB of Universal Money Centers, Inc. for its fiscal year ended
January 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto,  and any and all other documents in connection  therewith,
with   the   Securities   and   Exchange   Commission,    granting   unto   said
attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as the  undersigned  might or could do in person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents or any of them or their  substitute or  substitutes  may lawfully do or cause to be done by virtue hereof.

Dated:  March 23, 2001

                                    /s/ John L. Settles
                                    --------------------------------------------
                                    John L. Settles
                                    President

                                POWER OF ATTORNEY

      The undersigned hereby  constitutes and appoints David S. Bonsal,  John L.
Settles  and  Christopher  D.  Greek,  and each of them with  full  power to act without  the  others,  with full power of  substitution,  as the true and lawful attorneys-in-fact  and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Annual
Report on Form 10-KSB of Universal Money Centers, Inc. for its fiscal year ended
January 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto,  and any and all other documents in connection  therewith,
with   the   Securities   and   Exchange   Commission,    granting   unto   said
attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as the  undersigned  might or could do in person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents or any of them or their  substitute or  substitutes  may lawfully do or cause to be done by virtue hereof.

Dated:  March 23, 2001

                                    /s/ Pamela A. Glenn
                                    --------------------------------------------
                                    Pamela A. Glenn
                                    Vice President and Secretary

                                POWER OF ATTORNEY

      The undersigned hereby  constitutes and appoints David S. Bonsal,  John L.
Settles  and  Christopher  D.  Greek,  and each of them with  full  power to act without  the  others,  with full power of  substitution,  as the true and lawful attorneys-in-fact  and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Annual
Report on Form 10-KSB of Universal Money Centers, Inc. for its fiscal year ended
January 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto,  and any and all other documents in connection  therewith,
with   the   Securities   and   Exchange   Commission,    granting   unto   said
attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as the  undersigned  might or could do in person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents or any of them or their  substitute or  substitutes  may lawfully do or cause to be done by virtue hereof.

Dated:  March 23, 2001

                                    /s/ Arthur M. Moglowsky
                                    --------------------------------------------
                                    Arthur M. Moglowsky
                                    Director

                                POWER OF ATTORNEY

      The undersigned hereby  constitutes and appoints David S. Bonsal,  John L.
Settles  and  Christopher  D.  Greek,  and each of them with  full  power to act without  the  others,  with full power of  substitution,  as the true and lawful attorneys-in-fact  and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Annual
Report on Form 10-KSB of Universal Money Centers, Inc. for its fiscal year ended
January 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto,  and any and all other documents in connection  therewith,
with   the   Securities   and   Exchange   Commission,    granting   unto   said
attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as the  undersigned  might or could do in person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents or any of them or their  substitute or  substitutes  may lawfully do or cause to be done by virtue hereof.

Dated:  March 23, 2001

                                    /s/ Jeffrey M. Sperry
                                    --------------------------------------------
                                    Jeffrey M. Sperry
                                    Director